SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 20, 2006

                First Federal of Northern Michigan Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

         Maryland                          0-31957               32-0135202
----------------------------       -----------------------  -------------------
(State or other jurisdiction        (Commission File No.)     (IRS Employer
    of incorporation)                                       Identification No.)



100 S. Second Ave., Alpena, Michigan                       49707
------------------------------------                 ------------------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (989) 356-9041


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.    Results of Operations and Financial Condition.

     On February 20, 2006, First Federal of Northern Michigan Bancorp, Inc. reported earnings for the quarter and year ended December 31, 2005. A press release dated February 20, 2006, giving details associated with the company's earnings is attached as Exhibit 99.1 to this report. The information included in
Exhibit 99.1 is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 9.01.    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. Not Applicable.

(b) Pro Forma Financial Information. Not Applicable.

(c) Shell Company Transactions. Not Applicable.

(d) Exhibits.

             Exhibit No.           Description
             -----------           -----------
                99.1               Press release dated February 20, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST FEDERAL OF NORTHERN MICHIGAN
                                       BANCORP, INC.


DATE:  February 21, 2006               By:  /s/ Michael W. Mahler
                                           -----------------------------------
                                           Michael W. Mahler
                                           President and Chief Operating Officer

                                  EXHIBIT 99.1

                                 PRESS RELEASE